Filed with the Office of the
                                                  Secretary of State of Delaware
                                               on October 30, 1987 at 10:00 a.m.


                          CERTIFICATE OF INCORPORATION
                                       OF
                         APPLEBEE'S INTERNATIONAL, INC.

                                   * * * * *

                  1.  The name of the corporation is:

                           APPLEBEE'S INTERNATIONAL, INC.

                  2. The address of its registered office in the State of Delaware is 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

                  3. The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporation may be organized under the General Corporation Law of Delaware.

                  4. The total number of shares of stock which the corporation shall have authority to issue is five million (5,000,000) and the par value of each of such shares is One Cent ($.01) amounting in the aggregate to Fifty Thousand Dollars ($50,000.00).

                  5A. The name and mailing address of each incorporator is as follows:
              NAME                                   MAILING ADDRESS
         L.J. Vitalo                                 1209 Orange Street
                                                     Wilmington, Delaware 19801

         J.A. Grodzicki                              1209 Orange Street
                                                     Wilmington, Delaware 19801

         S.J. Queppet                                1209 Orange Street
                                                     Wilmington, Delaware 19801

                  5B. The name and mailing address of each person, who is to serve as director until the first annual meeting of the stockholders or until a successor is elected and qualified, is as follows:

              NAME                                   MAILING ADDRESS

         John Hamra                                  3929 Broadway
                                                     Kansas City, Missouri 64111

         Nad Fardeece                                4748 Mill Run Road
                                                     Dallas, Texas 75244

         Abe J. Gustin, Jr.                          3929 Broadway
                                                     Kansas City, Missouri 64111

                  6.  The corporation is to have perpetual existence.

                  7. In furtherance and not in limitation of the powers conferred by statute, the board of directors is expressly authorized to make, alter or repeal the by-laws of the corporation.

                  8. Elections of directors need not be by written ballot unless the by-laws of the corporation shall so provide.

                  Meetings of the stockholders may be held within or without the State of Delaware, as the by-laws may provide. The books of the corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the board of directors or in the by-laws of the corporation.

                  9. The corporation reserves the right to amend, alter, change or repeal any provisions contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

                  WE, THE UNDERSIGNED, being each of the incorporators hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, do make this certificate, hereby declaring and certifying that this is our act and deed and the facts herein stated are true, and accordingly have hereunto set our hands this 30th day of October, 1987.

                                                              /s/  L.J. Vitalo
                                                              L.J. Vitalo


                                                              /s/ J.A. Grodzicki
                                                              J.A. Grodzicki


                                                              /s/ S.J. Queppet
                                                              S. J. Queppet

                                                    Filed with the Office of the
                                                  Secretary of State of Delaware
                                                  on March 7, 1988 at 10:00 a.m.


                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION

         Applebee's International, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

DOES HEREBY CERTIFY:

         FIRST: That at a meeting of the Board of Directors of Applebee's International, Inc. resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

         RESOLVED, that the Certificate of Incorporation of this Corporation be amended by changing the article thereof numbered "4" so that, as amended said Article 4 shall be and read as follows:

                  "4. The total number of shares of stock which the corporation shall have authority to issue is ten million (10,000,000) shares which shall be divided into two classes as follows:

                      5,000,000  shares of  Preferred  Stock with a par value of
                  One Cent ($0.01) per share and

                      5,000,000  shares of Common  Stock with a par value of One
                  Cent ($0.01) per share which amounts in the aggregate to One Hundred Thousand Dollars ($100,000.00).

                  The designations, voting powers, preferences and relative, participating, optional or other special rights, and qualification, limitations or restrictions of the above classes of stock are as follows:

                               I. Preferred Stock

         A. Issuance in Series. Shares of Preferred Stock may be issued in one or more series at such time or times, and for such consideration or considerations as the Board of Directors may determine. All shares of any one series of Preferred Stock will be identical with each other in all respects, except that shares of one series issued at different times may differ as to dates from which dividends thereon may be cumulative.

         B. Authority of the Board with Respect to Series. The Board of Directors is authorized, at any time and from time to time, to provide for the issuance of shares of Preferred Stock in one or more series with such designations, voting powers, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof as are stated and expressed in the resolution or resolutions providing for the issue thereof adopted by the Board of Directors, and as are not stated and expressed in the Certificate of Incorporation or any amendment thereto including, but not limited to, determination of any of the following:

                           (a) the distinctive serial designation and the number
                  of shares constituting a series;

                           (b) the dividend rate or rates, whether dividends are
                  cumulative and , if so, from which date, the payment date or dates for dividends, and the participating or other special rights, if any, with respect to dividends, including any preference as to the dividend payments granted to one or more series which may be superior in right to any other series;

                           (c) the voting  powers,  full or limited,  if any, of
                  the shares of the series;

                           (d) whether the shares are redeemable and, if so, the
                  price or prices at which, and the terms and conditions on which, the shares may be redeemed;

                           (e) the amount or amounts  payable upon the shares in
                  the event of voluntary or involuntary liquidation, dissolutions, distributions of assets or winding up of the Corporation prior to any payment or distribution of the assets of the Corporation to any class or classes of stock of the Corporation ranking junior to the Preferred Stock;

                           (f) whether the shares are entitled to the benefit of
                  a sinking or retirement fund to be applied to the purchase or redemption of shares of a series and, if so entitled, the amount of the fund and the manner of its application, including the price or prices at which the shares may be redeemed or purchased through the application of the fund;

                           (g) whether the shares are convertible into, or exchangeable for, shares of any other class or classes or of any other series of the same or any other class or classes of stock of the Corporation and, if so convertible or exchangeable, the conversion price or prices, or the rates of exchange, and the adjustments thereof, if any, at which the conversion or exchange may be made, and any other terms and conditions of the conversion or exchange; and

                           (h) any other preferences, privileges and powers, and
                  relative participating, optional or other special rights, and qualifications, limitations or restrictions of a series, as the Board of Directors may deem advisable and as are not inconsistent with the provisions of the Certificate of Incorporation or any amendment thereto.

         C. Dividend. Before any dividends on any class or classes of stock of the Corporation ranking junior to the Preferred Stock (other than dividends payable in shares of any class or classes of stock of the corporation ranking junior to the Preferred Stock) may be declared or paid or set apart for payment, the holders of shares of Preferred Stock of each series are entitled to such cash dividends, but only when and as declared by the Boards of Directors out of funds legally available therefor, as they may be entitled to in accordance with the resolution or resolutions adopted by the Board of Directors providing for issue of the series, payable on such dates in each year as may be fixed in the resolution or resolutions. The term "class or classes of stock of the Corporation ranking junior to the Preferred Stock" means the Common Stock and any other class or classes of stock of the Corporation hereafter authorized which rank junior to the Preferred Stock as to dividends or upon liquidation.

         D. Required Shares. Shares of Preferred Stock which have been issued and reacquired in any manner by the Corporation (excluding, until the corporation elects to retire them, shares which are held as treasury shares but including shares redeemed, shares purchased and retired and shares which have been converted into shares of Commons Stock) will have the status of authorized and unissued shares of Preferred Stock and may be reissued.

                                II. Common Stock

         A. Dividends. Subject to the preferential rights of the Preferred Stock, the holders of the Common Stock are entitled to receive, to the extent permitted by law, such dividends as may be declared from time to time by the Board of Directors.

         B. Liquidation. In the event of the voluntary or involuntary liquidation, dissolution, distribution of assets or winding up of the Corporation, after distribution in full of the preferential amounts, if any, to be distributed to the holder of shares of Preferred Stock, holders of Common Stock shall be entitled to receive all of the remaining assets of the Corporation of whatever kind available for distribution to stockholders ratably in proportion to the number of shares of Common Stock held by them respectively. The Board of Directors may distribute in kind to the holders of Common Stock such remaining assets of the Corporation or may sell, transfer or otherwise dispose of all or any part of such remaining assets to any other corporation, trust or other entity and receive payment therefore in cash, stock or obligations of such other corporation, trust or other entity, or any combination thereof, and may sell all or any part of the consideration so received and distribute any balance thereof in kind to holders of Common Stock. The merger or consolidation of the corporation into or with any other corporation, or the merger of any other corporation into it, or any purchase or redemption of shares of stock of the Corporation of any class, shall not be deemed to be a dissolution, liquidation or winding up of the Corporation for the purposes of this paragraph.

         C. Voting Rights. Except as may be otherwise required by law or the Certificate of Incorporation or any amendment thereto, each holder of Common Stock has one vote in respect to each share of Common Stock held by him of record on the books of the corporation on all matters voted on by the stockholders.

                             III. Other Provisions.

         A. Preemptive Rights. No stockholder shall have any preemptive right to subscribe to an additional issue of stock of any class or series or to any securities of the Corporation convertible into such stock.

         SECOND: That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of said Corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware, at which meeting a necessary number of shares as required by the statute were present and voted in favor of said amendment.

         THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

         FOURTH: That the capital of said corporation shall not be reduced under or by reason of said amendment.

         IN WITNESS WHEREOF, said Applebee's International, Inc. has caused its corporate seal to be hereunto affixed and this certificate to be signed by John Hamra, its President, and attested to by Johyne Reck, its Secretary, this 2nd day of March, 1988.

                                                  APPLEBEE'S INTERNATIONAL, INC.

                                                  By:     /s/  John Hamra
                                                          John Hamra, President
(CORPORATE SEAL)

ATTEST:

    /s/ Johyne Reck
Johyne Reck, Secretary

STATE OF MISSOURI )
                  ) SS.
COUNTY OF JACKSON )

         On this 2nd day of March , 1988, before me, Patricia A. Kerr, a Notary Public in and for said State, personally appeared John Hamra, the President of Applebee's International, Inc., known to me to be the person who executed the within Certificate of Amendment of Certificate of Incorporation in behalf of said corporation and acknowledged to me that he executed said Amendment for the purpose therein stated.

                                                          /s/ Patricia A. Kerr
                                                          Notary Public

My Commission Expires:
------------------------

                                                    Filed with the Office of the
                                                  Secretary of State of Delaware
                                                        on 3/15/88 at 10:00 A.M.


                          CERTIFICATE OF DESIGNATIONS

         Applebee's International, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

DOES HEREBY CERTIFY:
         FIRST: That the Board of Directors of Applebee's International, Inc. duly adopted the resolution set forth on the attached Certified Copy of Resolution on the 14th day of March, 1988.

         SECOND: That the resolution is a true copy of a resolution adopted by the Board of Directors pursuant to Article 4, Paragraph I of the Certificate of Incorporation, as amended, and Section 151 of the General Corporation Law of the State of Delaware, whereby the Board of Directors has set forth the voting powers, designations, preferences, rights and qualifications, limitations or restrictions for Four Hundred Fifty Thousand (450,000) shares of Series "A" Cumulative Convertible Preferred Stock and Five Hundred Thousand (500,000) shares of Series "B" Cumulative Convertible Preferred Stock.

         THIRD: That the capital of said corporation is not reduced or increased under or by reason of this designation.

         IN WITNESS WHEREOF, said Applebee's International, Inc. has caused its corporate seal to be hereunto affixed and this certificate to be signed by Abe
J. Gustin, Jr., its President, and attested to be Johyne Reck, its Secretary, this 14th day of March, 1988.
                                                  APPLEBEE'S INTERNATIONAL, INC.

                                                  By: /s/ Abe J. Gustin, Jr.
(CORPORATE SEAL)
ATTEST:

   /s/ Johyne Reck
Johyne Reck, Secretary


STATE OF MISSOURI    )
                     )  SS.
COUNTY OF JACKSON    )

         On this 14th day of March, 1988, before me, Guadalupe Guhl, a Notary Public in and for said State, personally appeared Abe J. Gustin, the President of Applebee's International, Inc., known to me to be the person who executed the within Certificate of Designations in behalf of said corporation and acknowledged to me that he executed said Certificate for the purposes therein stated.

                                                      /s/ Guadalupe Guhl
                                                      Notary Public


My Commission Expires:

 September 23, 1990

                          CERTIFIED COPY OF RESOLUTION

         I, Johyne Reck, hereby certify that I am the duly elected Secretary of Applebee's International, Inc., a Delaware corporation, and that the following Resolutions were adopted by the Board of Directors of said corporation and were enacted in accordance with the laws of the State of its incorporation and the Bylaws of the corporation by a unanimous consent in writing dated March 14, 1988:

         RESOLVED, that pursuant to Article 4, Paragraph I of the Certificate of Incorporation, as amended, whereby the Board of Directors may designate by resolution the various powers, preferences and other rights regarding the 5,000,000 authorized shares of Preferred Stock, the officers of this corporation are hereby authorized and directed to make an issue of the following series of Preferred Stock up to the amounts hereinafter set forth:

                  1. Four hundred fifty thousand (450,000) shares of Series "A" Cumulative Convertible Preferred Stock, which stock shall be entitled to annual dividends in the amount of $0.16 per share payable monthly on the 1st day of each month; shall be convertible into one share of common stock for each share of preferred stock; shall be cumulative as to dividends, without restrictions, from and after the dividend payment dates set forth above; are entitled to preference in the declaration or payment of dividends to any other preferred series or common stock; are redeemable upon the terms and conditions provided in that certain Securities Purchase Agreement entered into between the Corporation and MBI Venture Capital Investors, Inc. dated the date hereof, a copy of which is on file at the offices of the Corporation; and are entitled in the event of voluntary or involuntary liquidation, dissolution, distribution of assets or winding up of the Corporation, to receive, before any payment is made with respect to any other preferred series or common stock, an amount equal to approximately $1.33 per share (the exact amount being the amount per share paid by such holder), plus all unpaid dividends on such shares, whether declared or undeclared to the date of distribution. The holders of these shares are entitled to one vote in respect to each share held by the holder on all matters voted upon by the stockholders.

         2. Five hundred thousand (500,000) shares of Series "B" Cumulative Convertible Preferred Stock, which stock shall be entitled to annual dividends of $0.754286 per share payable monthly on the 1st day of each month; shall be convertible into one share of common stock for each share of preferred stock; shall be cumulative as to dividends, without restrictions, from and after the dividend payment dates; are entitled to preference in the declaration or payment of dividends to common stock; and are entitled in the event of voluntary or involuntary liquidation, dissolution, distribution of assets or winding up of the Corporation, to receive, before any payment is made with respect to any common stock, in amount equal to $6.8571428 per share, plus all unpaid dividends on such shares whether declared or undeclared to the date of distribution. If, however, upon such liquidation, dissolution, distribution of assets or winding up of affairs the assets available for distribution to all preferred series (other than Series "A" Cumulative Convertible Preferred) shall be insufficient to pay the holders thereof the full amounts to which they are entitled, those holders shall share ratably in any distribution of assets in proportion to the full amounts to which they would be entitled if all amounts were paid in full.

         IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed the seal of the corporation this 14th day of March, 1988.

                                                      /s/ Johyne Reck
                                                      Johyne Reck, Secretary

(SEAL)

                                                    Filed with the Office of the
                                                  Secretary of State of Delaware
                                               on October 11, 1989 at 10:00 a.m.


                                  CERTIFICATE
                                       OF
                         APPLEBEE'S INTERNATIONAL, INC.
                                  ELIMINATING
                       CERTIFICATE OF STOCK DESIGNATIONS
                                WITH RESPECT TO
             SERIES A PREFERRED STOCK AND SERIES B PREFERRED STOCK


         Applebee's International, Inc. (the "Corporation"), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

DOES HEREBY CERTIFY THAT:

                  FIRST: The Board of Directors previously adopted a Certificate of Designations creating two series of Preferred Stock consisting of 450,000 shares of Series A Cumulative Convertible Preferred Stock (the "Series A Preferred Stock") and 500,000 shares of Series B Preferred Stock (the " Series B Preferred Stock"). Thereafter, 450,000 shares of Series A Preferred Stock and 350,000 shares of Series B Preferred Stock were issued. All of the issued and outstanding shares in Series A Preferred Stock and Series B Preferred Stock have been converted into Common Stock of the Corporation and, accordingly, there are presently no shares o Series A Preferred Stock or Series B Preferred Stock outstanding. The Board of Directors of the Corporation duly adopted on July 21, 1989 resolutions directing that thereafter none of the Series A Preferred Stock or the Series B Preferred Stock designated by the Certificate of Designations will be issued and directing that a certificate as to such resolutions be filed thereby eliminating from the Certificate of Incorporation all matters set forth in the Certificate of Designations with respect to such series of Preferred Stock and thereby causing the number of shares in such series of Preferred Stock specified by the Certificate of Designations to resume the status held before the adopting of the resolutions set forth in the Certificate of Designations.

                  The resolutions of the Board of Directors being as follows:

                  WHEREAS, Article 4, Paragraph I of the Certificate of Incorporation, as amended, of the Company provides that the Board of Directors of the Company is authorized, at any time and from time to time, to provide for the issuance of shares of Preferred Stock of the Company in one or more series with such designations, voting powers, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof as are stated and expressed in the resolution or resolutions providing for the issue thereof adopted by the Board of Directors; and

                  WHEREAS, pursuant to the authority vested in it by Article 4, Paragraph I of the the Certificate of Incorporation, as amended, of the Company, the Board of Directors of the Company, by resolutions adopted March 14, 1988, designated the various powers, preferences and other rights of, and directed the issuance of, (i) Four Hundred Fifty
         Thousand (450,000) shares of Series "A" Cumulative Convertible Preferred Stock $.01 par value per share, of the Company (the "Series A Preferred Stock"), and (ii) Five Hundred Thousand (500,000) shares of Series "B" Cumulative Convertible Prefered Stock, $.01 par value per share, of the Company (the "Series B Preferred Stock"); and

                  WHEREAS, pursuant to Section 151(g) of the General Company Law of the State of Delaware, on March 15, 1988 the Company filed with the Secretary of State of Delaware that certain Certificate of Designations dated March 14, 1988 (the "Certificate of Designations") setting forth the resolutions referred to above of the Board of Directors formally designating the various powers, preferences and other rights Series A Preferred Stock and the Series B Preferred Stock, and thereafter shares of the Series A Preferred Stock and Series B Preferred Stock were issued by the Company; and

                  WHEREAS, all shares of the Series A Preferred Stock and Series B Preferred Stock heretofore issued by the Company have, pursuant to exercise of the rights and privileges of such shares set forth in the Certificate of Designations, been converted into shares of Common Stock, $.01 par value per share, of the Company, and as a result at the date hereof there are no shares of Series A Preferred Stock or Series B Preferred Stock outstanding; and

                  WHEREAS, it is the intention of the Board of Directors of the Company that no shares of Series A Preferred Stock or Series B Preferred Stock subject to the Certificate of Designations shall be issued in the future;

                  NOW, THEREFORE, BE IT RESOLVED, that the Board of Directors of the Company has determined that none of the authorized shares of Series A Preferred Stock or Series B Preferred Stock are outstanding at the date hereof and none of such shares subject to the Certificate of Designations will be hereafter issued in the future; and

                  RESOLVED FURTHER, that, pursuant to Section 151(g) of the General Company Law of the State of Delaware, the Chairman of the Board and the President of the Company, or either of them, and any one or more officers of the Company, if any, hereafter designated by the
         Chairman of the Board or the President of the Company, are hereby authorized to execute, acknowledge, attest, file and record in accordance with Section 103 of the General Company Law of the State of Delaware, a certificate eliminating from the Certificate of Incorporation, as amended, of the Company all matters set forth in the Certificate of Designations; it being the intent of this Board of Directors to eliminate the various powers, preferences and other rights of the Series A Preferred Stock and Series B Preferred Stock as designated in the Certificate of Designations and to return all of such authorized Series A Preferred Stock and Series B Preferred Stock to the status of "Preferred Stock" as defined in Article 4, Paragraph I of the Certificate of Incorporation, as amended, of the Company which such shares held prior to adoption of the resolutions set forth in the Certificate of Designations, subject to the authority granted to the Board of Directors in the Certificate of Incorporation hereafter from time to time to designate and provide for the issuance of shares of Preferred Stock in one or more series with such designations, voting powers, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof as are stated and expressed in a resolution or resolutions hereafter adopted by the Board of Directors providing for the issue thereof; and

                  RESOLVED FURTHER, that the aforesaid officers of the Company, acting either alone or together with one or more other officers of the Company, are each hereby authorized and directed to execute, attest and file such documents and to take such other actions as such officer or officers may deem to be necessary or appropriate to carry out the intent of the foregoing resolutions.

         SECOND:  This  Certificate  is filed  by the  Corporation  pursuant  to
Section 151(g) of the General Corporation Law of the State of Delaware, for the purposes stated in the resolutions adopted by the Board of Directors of the Corporation set forth above.

         IN WITNESS WHEREOF, Applebee's International, Inc. has caused this Certificate to be signed by Abe J. Gustin, Jr., its President, and attested to be Johyne Reck, its Secretary, this 27 day of September , 1989.

                                                  APPLEBEE'S INTERNATIONAL, INC.


(CORPORATE SEAL)                                  By:   /s/  Abe J. Gustin, Jr.
                                                  Its: President

ATTEST:


 /s/  Johyne Reck
 Johyne Reck, Secretary




STATE OF MISSOURI  )
                   )   ss.
COUNTY OF JACKSON  )

         On this 27th day of September, 1989, before me, Janice F. Haas, a Notary Public in and for said State, personally appeared Abe J. Gustin, Jr., the President of Applebee's International, Inc., known to me to be the person who executed the within the Certificate on behalf of said Corporation and acknowledged to me that he executed the same as the act and deed of said Corporation for the purposes and in the capacity therein stated and that the facts stated therein are true.


                                                      /s/ Janice F. Haas
                                                      Notary Public

My Commission Expires:

   June 13, 1993

                                                    Filed with the Office of the
                                                  Secretary of State of Delaware
                                                 on August 14, 1989 at 9:00 a.m.



                            CERTIFICATE OF AMENDMENT
                                       TO
                          CERTIFICATE OF INCORPORATION
                                       OF
                         APPLEBEE'S INTERNATIONAL, INC.


         Applebee's International, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"),

DOES HEREBY CERTIFY THAT:

         FIRST:   The  Board  of  Directors  of  the  Corporation  duly  adopted resolutions setting forth proposed amendments to the Certificate of Incorporation of the Corporation which amend Article 4 thereof to increase the number of shares of authorized Common Stock and decrease the number of authorized Preferred Stock, and which add a new Article 10 to such Certificate of Incorporation as set forth below, declaring said amendments to be advisable and calling for the same to be submitted to the stockholders of the Corporation for consideration. The resolutions setting forth the proposed amendments are as follows:
         (a) RESOLVED, that the Certificate of Incorporation of the Corporation, as amended, be amended by changing Article 4 thereof so that, as hereby amended, said Article 4 shall be and read in its entirety as follows:

                  "4. The total number of shares of capital stock which the Corporation shall have authority to issue is twenty-six million
         (26,000,000) shares, which shall be divided into two classes as follows:

                  One million (1,000,000) shares of Preferred Stock with a par value of one cent ($.01) per share (the "Preferred Stock"); and

                  Twenty-five million (25,000,000) shares of Common Stock with a par value of one cent ($.01) per share (the "Preferred Stock").

                  Four hundred fifty thousand  (450,000) shares of the Preferred
         Stock shall be Series A Cumulative Convertible Preferred Stock (the "Series A Preferred Stock") and five hundred thousand (500,000) shares of the Preferred Stock shall be Series B Cumulative Convertible Preferred Stock (the "Series B Preferred Stock"), each having the respective powers, preferences and other rights, qualifications, limitations and restrictions set forth in the Certificate of Designations dated March 14, 1988 filed by the Corporation with the Secretary of State of Delaware on March 15, 1988 (the "Certificate of Designations"); provided, however, that nothing herein shall prohibit the Corporation or its Board of Directors, acting in accordance with the General Corporation Law of the State of Delaware (including but not limited to Section 151(g) thereof) or this Certificate of Incorporation, from hereafter amending or eliminating all or any of the powers, designations, preferences, or relative, participating, optional or other rights, or the qualifications, limitations or restrictions, of the Series A Preferred Stock and the Series B Preferred Stock, or any portion thereof, as the same are presently stated in the Certificate of Designations or are hereafter stated in any subsequent certificate of designations filed by the Corporation pursuant to Section 151(g) of the General Corporation Law of the State of Delaware or in any other subsequent amendment to this Certificate of Incorporation, or returning the Series A Preferred Stock and the Series B Preferred Stock, or any portion thereof, to the status of "Preferred Stock" with rights and powers to be designated thereafter by the Board of Directors pursuant to this Article 4. Subject to the foregoing, the designations, voting powers, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions, of the Preferred Stock and Common Stock are as follows:

                               I. Preferred Stock

         A. Issuance in Series. Shares of Preferred Stock may be issued in one or more series at such time or times, and for such consideration or considerations, as the Board of Directors may determine. All shares of any one series of Preferred Stock will be identical with each other share of stock of such series in all respects, except that shares of one series issued at different times may differ as to dates from which dividends thereon may be cumulative.

         B. Authority of the Board with Respect to Series. Subject to restrictions, if any, stated in the Certificate of Incorporation, as amended and in effect from time to time, of the Corporation or under the general corporation law of the State of Delaware, the Board of Directors is authorized, at any time and from time to time, to provide for the issuance of shares of Preferred Stock in one or more series with such designations, voting powers, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof as are stated and expressed in the resolution or resolutions providing for the issue thereof adopted by the Board of Directors, and as are not stated and expressed in the
                  Certificate of Incorporation of the Corporation or any amendment thereto then in effect including, but not limited to, determination of any of the following:

                           (a) the distinctive serial designation and the number
                  of shares constituting a series;
                           (b) the dividend rate or rates, whether dividends are
                  cumulative and, if so, from which date, the payment date or dates for dividends, and the participating or other special rights, if any, with respect to dividends, including any preference as to dividend payments granted to one or more series which may be superior in right to any other series;

                           (c) the voting  powers,  full or limited,  if any, of
                  the shares of the series;

                           (d) whether the shares are redeemable and, if so, the
                  price or prices at which, and the terms and conditions on which, the shares may be redeemed;

                           (e) the amount or amounts  payable upon the shares in
                  the event of voluntary or involuntary liquidation, dissolutions, distributions of assets or winding up of the corporation prior to any payment or distribution of the assets of the Corporation to any class or classes of capital stock of the Corporation ranking junior to the shares of such series;

                           (f) whether the shares are entitled to the benefit of
                  a sinking or retirement fund to be applied to the purchase or redemption of shares of a series and, if so entitled, the amount of the fund and the manner of its application, including the price or prices at which the shares may be redeemed or purchased through the application of the fund;

                           (g) whether the shares are convertible into, or exchangeable for, shares of any other class or classes or of any other series of the same or any other class or classes of capital stock of the Corporation and, if so convertible or exchangeable, the conversion price or prices, or the rates of exchange, and the adjustments thereof, if any, at which the conversion or exchange may be made, and any other terms and conditions of the conversion or exchange; and


                           (h) any other preferences, privileges and powers, and
                  relative participating, optional or other special rights, and qualifications, limitations or restrictions of a series, as the Board of Directors may deem advisable and as are not inconsistent with the provisions of the Certificate of Incorporation or any amendment thereto in effect at the time of determination.

         C.       Dividends.  Before  any  dividends  on any class or classes of capital stock of the Corporation ranking junior to the Preferred Stock (other than dividends payable in shares of any class or classes of capital stock of the corporation ranking junior to the Preferred Stock) may be declared or paid or set apart for payment, the holders of shares of Preferred Stock of each series then outstanding are entitled to such dividends, but only when and as declared by the Board of Directors out of funds legally available therefor, as they may be entitled to in accordance with the resolution or resolutions adopted by the Board of Directors providing for the issue of such series, payable on such dates in each year as may be fixed in such resolution or resolutions. The term "class or classes of capital stock of the Corporation ranking junior to the Preferred Stock" means the Common Stock and any other class or classes of capital stock of the Corporation hereafter authorized which rank junior to the Preferred Stock as to dividends or upon liquidation.

         D. Reacquired Shares. Shares of Preferred Stock which have been issued and reacquired in any manner by the Corporation (excluding, until the corporation elects to retire them, shares which are held as treasury shares but including shares redeemed, shares purchased and retired and shares which have been converted into shares of Commons Stock) will have the status of authorized and unissued shares of Preferred Stock and may be reissued.

                                II. Common Stock

         A. Dividends. Subject to the preferential rights of the Preferred Stock with respect to dividends, the holders of the Common Stock are entitled to receive, to the extent permitted by law, such dividends as may be declared from time to time by the Board of Directors.

         B. Liquidation. In the event of the voluntary or involuntary liquidation, dissolution, distribution of assets or winding up of the Corporation, after distribution in full of the preferential amounts, if any, to be distributed to the holders of shares of Preferred Stock, holders of Common Stock shall be entitled to receive all of the remaining assets of the Corporation of whatever kind available for distribution to stockholders of the Corporation ratably in proportion to the number of shares of Common Stock held by each of them respectively. The Board of Directors may distribute in kind to the holders of Common Stock such remaining assets of the Corporation or may sell, transfer or otherwise dispose of all or any part of such remaining assets to any other corporation, trust or other person or entity and receive payment therefore in cash, stock or obligations of such other corporation, trust or other person or entity, or any combination thereof, and may sell all or any part of the consideration so received and distribute the proceeds thereof, any balance thereof in kind, to the holders of Common Stock ratably as provided above. The merger or consolidation of the corporation into or with any other corporation, or the merger of any other corporation into the Corporation, or any purchase or redemption of shares of capital stock of the Corporation of any class, shall not be deemed to be a dissolution, liquidation or winding up of the Corporation for the purposes of this paragraph.

         C. Voting Rights. Except as may be otherwise required by law or the Certificate of Incorporation or any amendment thereto in effect at the time of determination, each holder of Common Stock has one vote in respect to each share of Common Stock held by him of record on the books of the corporation on all matters voted upon by the stockholders.

                             III. Other Provisions.

         A. Preemptive Rights. No stockholder shall have any preemptive right to subscribe to an additional issue of stock of any class or series or to any securities of the Corporation convertible into such stock."

         (b) RESOLVED FURTHER, that the Certificate of Incorporation, as amended, of the Corporation be amended by adding a new Article 10 thereto, said new Article 10 to be and read in its entirety as follows:

                  "10. To the full extent permitted by Delaware Law, no director of the Corporation shall have personal liability to the Corporation or its stockholders for monetary damages for an act or omission in such director's capacity as a director of the Corporation. The foregoing elimination of certain liability of directors shall not be deemed exclusive of any other rights or limitation of liability to which a director may be entitled under any bylaw provision, agreement, vote of stockholders and/or disinterested directors, or otherwise."

         SECOND: Thereafter, pursuant to Section 228 of the General Corporation Law of the State of Delaware, the holders of all outstanding shares of capital stock of all classes of the Corporation executed a written consent adopting and approving the aforesaid amendments.

         THIRD: Said amendments were duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

         FOURTH: The capital of said Corporation shall not be reduced or increased under or by reason of said amendments.

         IN WITNESS WHEREOF, said Applebee's International, Inc. has caused this Certificate to be signed by Abe J. Gustin, Jr., its President, and attested to by Johyne Reck, its Secretary, this 21st day of July , 1989.

                                                  APPLEBEE'S INTERNATIONAL, INC.

                                                  By: /s/ Abe J. Gustin, Jr.
                                                      Its President

ATTEST:

   /s/ Johyne Reck
Johyne Reck, Secretary


STATE OF MISSOURI )
                  )  SS.
COUNTY OF JACKSON )

         On this 21st day of July , 1989, before me, Frances L. Hillman, a Notary Public in and for said State, personally appeared Abe J. Gustin, Jr., the President of Applebee's International, Inc., known to me to be the person who executed the within Certificate of Amendment to the Certificate of Incorporation of Applebee's International, Inc. on behalf of said corporation and acknowledged to me that he executed said Certificate of Amendment as the act and deed of said Corporation for the purposes and in the capacity therein stated and that the facts stated therein are true.


                                                      /s/ Frances L. Hillman
                                                      Notary Public


My Commission Expires:

    September 7, 1991

                                                    Filed with the Office of the
                                                  Secretary of State of Delaware
                                                    on June 8, 1992 at 3:30 p.m.


                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                         APPLEBEE'S INTERNATIONAL, INC.


         Applebee's International, Inc., a corporation organized and existing under and by virtue of the General Corporation Law and State of Delaware DOES HEREBY CERTIFY:

         FIRST: That the Board of Directors of Applebee's International, Inc. (the "Corporation") adopted a resolution setting forth a proposed amendment to the Certificate of Incorporation of the Corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of the Corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

         RESOLVED, that the Certificate of Incorporation be amended by adding a new Article 11 thereto, said new Article 11 to be and read in its entirety as follows:

                    "11.  Upon  the  effectiveness  of  this  amendment  to  the
                  Certificate of Incorporation pursuant to the Delaware General Corporation Law, the Board of Directors of the Corporation shall be divided into three classes, designated Class I, Class II and Class III, which at all times shall be as nearly equal in number as possible, as determined by the Board of Directors. The term of office of the initial Class I Directors shall expire at the Annual Meeting of Stockholders next succeeding the date on which this amendment to the Certificate of Incorporation becomes effective as provided above, the term of office of the initial Class II Directors shall expire at the Annual Meeting of Stockholders next succeeding the Annual Meeting at which the term of office of the initial Class I Directors expires, and the term of office of the initial Class III Directors shall expire at the Annual Meeting of Stockholders next succeeding the Annual Meeting at which the term of office of the initial Class II Directors expires. The appointment of incumbent Directors to the Board of Directors Classes I, II and III at the time of the effectiveness of this amendment to the Certificate of Incorporation pursuant to the Delaware General Corporation Law shall be by a resolution adopted by a majority of the Stockholders entitled to vote in an election of directors. At each Annual Meeting of
                  Stockholders following such initial classification and election, Directors elected to succeed those whose terms expire at the time of such meeting shall be elected to hold office until the third succeeding Annual Meeting of Stockholders after their election. In the event of any increase in the number of Directors of the corporation, the additional Directors shall be classified so that all classes of Directors shall be increased equally as nearly as possible. Each Director shall hold office until his or her successor is elected and qualified, or until his or her earlier resignation or removal. Directors need not be Stockholders."

                  SECOND: That thereafter, pursuant to resolution of its Board of Directors, an annual meeting of the stockholders of the Corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment to the Certificate of Incorporation of said Corporation as stated above in its entirety.

                  THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.
                  FOURTH: That the capital of the Corporation shall not be reduced under or by reason of said amendment.

                  IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed by Abe J. Gustin, Jr. its President and Robert T. Steinkamp, its Secretary, this 26th day of May, 1992.
                                                  APPLEBEE'S INTERNATIONAL, INC.

                                                  By:  /s/ Abe J. Gustin
                                                       President
ATTEST:

/s/ Robert T. Steinkamp
Secretary


STATE OF MISSOURI  )
                   )   ss.
COUNTY OF JACKSON  )

         On this day 26th day of May, 1992, before me, /s/ Janice F. Haas, a Notary Public in and for said State, personally appeared Abe J. Gustin, Jr., the President of Applebee's International, Inc., known to me to be the person who executed the within the Certificate of Amendment to Certificate of Incorporation of Applebee's International, Inc. on behalf of the Corporation and acknowledged to me that he executed said Certificate of Amendment as the act and deed of the Corporation for the purposes and in the capacity therein stated and that the facts stated therein are true.


                                                      /s/ Janice F. Haas
                                                      Notary Public

My commission expires:

   June 13, 1993

                                                    Filed with the Office of the
                                                  Secretary of State of Delaware
                                                          on 6/6/94 at 4:30 P.M.


                        FOURTH CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                         APPLEBEE'S INTERNATIONAL, INC.

         Applebee's International, Inc. a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"),
DOES HEREBY CERTIFY:

         FIRST: That the Board of Directors of the Corporation duly adopted the resolution setting forth the proposed amendment to the Certificate of Incorporation of the Corporation in the form set forth below, declaring said amendment to be advisable and calling a meeting of the stockholders of the Corporation for consideration thereof.

         SECOND: That thereafter, pursuant to resolution of its Board of Directors, an annual meeting of stockholders of the Corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware, at which meeting the necessary number of shares as required by statute were voted in favor of the amendment to the Certificate of Incorporation of the corporation stated as follows:

         "RESOLVED, that the first sentence of Article 4 of the Certificate of Incorporation of the Corporation be, and it hereby is, deleted in its entirety and replaced by the following:

                  4. The total number of shares of capital stock which the corporation shall have authority to issue is one hundred and twenty-six million (126,000,000) shares, which shall be divided into two classes as follows:

                  One million (1,000,000) shares of Preferred Stock with a par value of one cent ($.01) per share (the "Preferred Stock"); and

                  One hundred twenty-five million (125,000,000) shares of common stock with a par value of one cent ($.01) per share (the "Common Stock")."

         THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

         FOURTH: That the capital of the Corporation shall not be reduced or increased under or by reason of said amendment.

         IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed by Abe J. Gustin, Jr., its President, and attested to by Robert T. Steinkamp, its Secretary, this 2nd day of June, 1994.

                                               APPLEBEE'S INTERNATIONAL, INC.


                                               By: /s/ Abe J. Gustin, Jr.
                                                   Abe J. Gustin, Jr., President

ATTEST:


  /s/ Robert T. Steinkamp
Robert T. Steinkamp, Secretary


[CORPORATE SEAL]


STATE OF KANSAS    )
                   )   ss.
COUNTY OF JOHNSON  )

         Be it remembered, that before me Debra Nieuwenhuis, a notary public in and for the county and state aforesaid, came Abe J. Gustin, Jr., President, and Robert T. Steinkamp, Secretary, of Applebee's International, Inc., a corporation, personally known to me to be the person who executed the foregoing instrument of writing as President and Secretary, respectively, and duly acknowledged the execution of the same this 2nd day of June, 1994.


                                                      /s/ Debra K. Nieuwenhuis


My commission expires:

    June 15, 1997

                                                    Filed with the Office of the
                                                  Secretary of State of Delaware
                                                        on 9/19/94 at 10:00 A.M.


                       CERTIFICATE OF THE VOTING POWERS,
                     DESIGNATIONS, PREFERENCES AND RELATIVE
                   PARTICIPATING, OPTIONAL AND OTHER SPECIAL
                     RIGHTS AND QUALIFICATIONS, LIMITATIONS
                          OR RESTRICTIONS OF SERIES A
                            PARTICIPATING CUMULATIVE
                               PREFERRED STOCK OF
                         APPLEBEE'S INTERNATIONAL, INC.


         Pursuant to Section 151 of the General Corporation Law of the State of Delaware, Applebee's International, Inc. (the "Corporation"), a corporation organized and existing under the General Corporation Law of the State of Delaware, in accordance with the provisions of Section 103 thereof, DOES HEREBY
CERTIFY:

         That, pursuant to the authority conferred upon the Board of Directors of the Corporation by Article Fourth of the Certificate of Incorporation of the Corporation (the "Certificate of Incorporation"), the Board of Directors of the Corporation on September 7, 1994, adopted the following resolution creating a series of Preferred Stock designated as Series A Participating Cumulative Preferred Stock:

         RESOLVED, that, pursuant to the authority vested in the Board of Directors of the Corporation in accordance with the provisions of the Certificate of Incorporation of the Corporation, a series of Preferred Stock of the Corporation is hereby created and that the designation and number of shares thereof and the voting powers, preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof are as follows:

         SECTION 1. Designation and Number of Shares. The shares of such series shall be designated as "Series A Participating Cumulative Preferred Stock" (the "Series A Preferred Stock"), par value $0.01 per share. The number of shares initially constituting the Series A Preferred Stock shall be 500,000; provided, however, that, if more than a total of 50,000 shares of Series A Preferred Stock shall be issuable upon the exercise of Rights (the "Rights") issued pursuant to the Rights Agreement dated as of September 7, 1994, between the Corporation and Chemical Bank, a New York banking corporation, as Rights Agent (the "Rights Agreement"), the Board of Directors of the Corporation, pursuant to Section 151(g) of the General Corporation Law of the State of Delaware, shall direct by resolution or resolutions that a certificate be properly executed, acknowledged, filed and recorded, in accordance with the provisions of Section 103 thereof, providing for the total number of shares of Series A Preferred Stock authorized to be issued to be increased (to the extent that the Certificate of Incorporation then permits) to the largest number of whole shares (rounded up to the nearest whole number) issuable upon exercise of such Rights.

         SECTION 2. Dividends or Distributions. (a) Subject to the prior and superior rights of the holders of shares of any other series of Preferred Stock or other class of capital stock of the Corporation ranking prior or superior to the shares of Series A Preferred Stock with respect to dividends, the holders of shares of the Series A Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors, out of the assets of the Corporation legally available therefor, (1) quarterly dividends payable in cash on the last day of each fiscal quarter in each year, or such other dates as the Board of Directors of the Corporation shall approve (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or a fraction of a share of Series A Preferred Stock, in the amount of $.01 per whole share (rounded to the nearest cent) less the amount of all cash dividends declared on the Series A Preferred Stock pursuant to the following clause (2) since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Preferred Stock (the total of which shall not, in any event, be less than zero) and (2) dividends payable in cash on the payment date for each cash dividend declared on the Common Stock in an amount per whole share (rounded to the nearest cent) equal to the Formula Number (as hereinafter defined) then in effect times the cash dividends then to be paid on each share of Common Stock. In addition, if the Corporation shall pay any dividend or make any distribution on the Common Stock payable in assets, securities or other forms of noncash consideration (other than dividends or distributions solely in shares of Common Stock), then, in each such case, the Corporation shall simultaneously pay or make on each outstanding whole share of Series A Preferred Stock a dividend or distribution in like kind equal to the Formula Number then in effect times such dividend or distribution on each share of the Common Stock. As used herein, the "Formula Number" shall be 1,000;
provided, however, that, if at any time after September 19, 1994, the Corporation shall (i) declare or pay any dividend on the Common Stock payable in shares of Common Stock or make any distribution on the Common Stock in shares of Common Stock, (ii) subdivide (by a stock split or otherwise) the outstanding shares of Common Stock into a larger number of shares of Common Stock or (iii) combine (by a reverse stock split or otherwise) the outstanding shares of Common Stock into a smaller number of shares of Common Stock, then in each such event the Formula Number shall be adjusted to a number determined by multiplying the Formula Number in effect immediately prior to such event by a fraction, the numerator of which is the number of shares of Common Stock that are outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that are outstanding immediately prior to such event (and rounding the result to the nearest whole number); and provided further, that, if at any time after September 19, 1994, the Corporation shall issue any shares of its capital stock in a merger, reclassification, or change of the outstanding shares of Common Stock, then in each such event the Formula Number shall be appropriately adjusted to reflect such merger, reclassification or change so that each share of Preferred Stock continues to be the economic equivalent of a Formula Number of shares of Common Stock prior to such merger, reclassification or change.

         (b) The Corporation shall declare a dividend or distribution on the Series A Preferred Stock as provided in Section 2(a) immediately prior to or at the same time it declares a dividend or distribution on the Common Stock (other than a dividend or distribution solely in shares of Common Stock); provided, however, that, in the event no dividend or distribution (other than a dividend or distribution in shares of Common Stock) shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $.01 per share on the Series A Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date. The Board of Directors may fix a record date for the determination of holders of shares of Series A Preferred Stock entitled to receive a dividend or distribution declared thereon, which record date shall be the same as the record date for any corresponding dividend or distribution on the Common Stock.

         (c) Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Preferred Stock from and after the Quarterly Dividend Payment Date next preceding the date of original issue of such shares of Series A Preferred Stock; provided, however, that, dividends on such shares which are originally issued after the record date for the determination of holders of shares of Series A Preferred Stock entitled to receive a quarterly dividend and on or prior to the next succeeding Quarterly Dividend Payment Date shall begin to accrue and be cumulative from and after such Quarterly Dividend Payment Date. Notwithstanding the foregoing, dividends on shares of Series A Preferred Stock which are originally issued prior to the record date for the determination of holders of shares of Series A Preferred Stock entitled to receive a quarterly dividend on the first Quarterly Dividend Payment Date shall be calculated as if cumulative from and after the last day of the fiscal quarter next preceding the date of original issuance of such shares. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding.

         (d) So long as any shares of the Series A Preferred Stock are outstanding, no dividends or other distributions shall be declared, paid or distributed, or set aside for payment or distribution, on the Common Stock unless, in each case, the dividend required by this Section 2 to be declared on the Series A Preferred Stock shall have been declared.

         (e) The holders of the shares of Series A Preferred Stock shall not be entitled to receive any dividends or other distributions except as provided herein.

         SECTION 3. Voting Rights. The holders of shares of Series A Preferred Stock shall have the following voting rights:

         (a) Each holder of Series A Preferred Stock shall be entitled to a number of voters equal to the Formula Number then in effect, for each share of Series A Preferred Stock held of record on each matter on which holders of the Common Stock or stockholders generally are entitled to vote, multiplied by the maximum number of votes per share which any holer of the Common Stock or stockholders generally then have with respect to such matter (assuming any holding period or other requirement to vote a greater number of shares is satisfied).

         (b) Except as otherwise provided herein or by applicable law, the holders of shares of Series A Preferred Stock and the holders of shares of Common Stock shall vote together as one class for the election of directors of the Corporation and on all other matters submitted to a vote of the stockholders of the Corporation.

         (c) If, at the time of any annual meeting of stockholders for the election of directors, the equivalent of six quarterly dividends (whether or not consecutive) payable on any share or shares of Series A Preferred Stock are in default, the number of directors constituting the Board of Directors of the Corporation shall be increased by two. In addition to voting together with the holders of Common Stock for the election of other directors of the Corporation, the holders of record of the Series A Preferred Stock, voting separately as a class to the exclusion of the holders of the Common Stock, shall be entitled as said meeting of stockholders (and at each such subsequent annual meeting of stockholders), unless all dividends in arrears have been paid or declared and set apart for payment prior thereto, to vote for the election of two directors of the Corporation, the holders of any Series A Preferred Stock being entitled to cast a number of votes per share of Series A Preferred Stock equal to the Formula Number. Until the default in payments of all dividends which permitted the election of said directors shall cease to exist, any director who shall have been so elected pursuant to the next preceding sentence may be removed at any time, either with or without cause, only by the affirmative vote of the holders of the shares of Series A Preferred Stock at the time entitled to cast a majority of the votes entitled to be cast for the election of any such director at a special meeting of such holders called for such purpose, and any vacancy thereby created may be filled by the vote of such holders. If and when such default shall cease to exist, the holders of Series A Preferred Stock shall be divested of the foregoing special voting rights, subject to revesting in the event of each and every subsequent like default in payments of dividends. Upon the termination of the foregoing special voting rights, the terms of office of all persons who may have been elected directors pursuant to said special voting rights shall forthwith terminate, and the number of directors constituting the Board of Directors shall be reduced by two. The voting rights granted by this
Section 3(c) shall be in addition to any other voting rights granted to the holders of the Series A Preferred Stock in this Section 3.

         (d) Except as provided herein, in Section 11 or by applicable law, holders of Series A Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for authorizing or taking any corporate action.

         SECTION 4. Certain Restrictions. (a) Whenever quarterly dividends or other dividends or distributions payable on the Series A Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Preferred Stock outstanding shall have been paid in full, the Corporation shall not

         (i) declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock;

         (ii) declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except dividends paid ratably on the Series A Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

         (iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock; provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such parity stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Preferred Stock; or

         (iv) purchase or otherwise acquire for consideration any shares of Series A Preferred Stock, or any shares of stock ranking on a parity with the Series A Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

         (b) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (a) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

         SECTION 5. Liquidation Rights. Upon the liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, no distribution shall be made (1) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A
Preferred  Stock  unless,  prior  thereto,  the  holders  of  shares of Series A
Preferred Stock shall have received an amount equal to the accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, plus an amount equal to the greater of (x) $.01 per whole share or
(y) an aggregate amount per share equal to the Formula Number then in effect times the aggregate amount to be distributed per share to the holders of Common Stock or (2) to the holders of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, exception distributions made ratably on the Series A Preferred Stock and all other such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up.

         SECTION 6. Consolidation, Merger, etc. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash or any other property, then in any such case the then outstanding share of Series A Preferred Stock shall at the same time be similarly exchanged or changed into an amount per share equal to the Formula Number then in effect times the aggregate amount of stock, securities, cash or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is exchanged or changed. In the event both this
Section 6 and Section 2 appear to apply to a transaction, this Section 6 will control.

         SECTION 7. No Redemption; No Sinking Fund. (a) The shares of Series A Preferred Stock shall not be subject to redemption by the Corporation or at the option of any holder of Series A Preferred Stock except as set forth in Section 5 of Article IV of the Restated Certificate of Incorporation of the Corporation; provided, however, that the Corporation may purchase or otherwise acquire outstanding shares of Series A Preferred Stock in the open market or by offer to any holder or holders of shares of Series A Preferred Stock.

         (b) The shares of Series A Preferred Stock shall not be subject to or entitled to the operation of a retirement or sinking fund.

         SECTION 8. Ranking. The Series A Preferred Stock shall rank junior to all other series of Preferred Stock of the Corporation, unless the Board of
Directors shall specifically determine otherwise in fixing the powers, preferences and relative, participating, optional and other special rights of the shares of such series and the qualifications, limitations and restrictions thereof.

         SECTION 9. Fractional Shares. The Series A Preferred Stock shall be issuable upon exercise of the Rights issued pursuant to the Rights Agreement in whole shares or in any fraction of a share that is one one-thousandths (1/1,000ths) of a share or any integral multiple of such fraction which shall entitle the holder, in proportion of such holder's fractional shares, to receive dividends, exercise voting rights, participate in distributions and to have the benefit of all other rights of holders of Series A Preferred Stock. In lieu of fractional shares, the Corporation, prior to the first issuance of a share or a fraction of a share of Series A Preferred Stock, may elect (1) to make a cash payment as provided in the Rights Agreement for fractions of a share other than one one-thousandths (1/1,000ths) of a share or any integral multiple thereof or
(2) to issue depository receipts evidencing such authorized fraction of a share of Series A Preferred Stock pursuant to an appropriate agreement between the Corporation and a depository selected by the Corporation; provided that such agreement shall provide that the holders of such depository receipts shall have all the rights, privileges and preferences to which they are entitled as holders of the Series A Preferred Stock.

         SECTION 10. Reacquired Shares. Any shares of Series A Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares shall upon their cancelation become authorized but unissued shares of Preferred Stock, without designation as to series until such shares are once more designated as part of a particular series by the Board of Directors pursuant to the provisions of Section 2 of Article IV of the Certificate of Incorporation.

         SECTION 11. Amendment. None of the powers, preferences and relative, participating, optional and other special rights of the Series A Preferred Stock as provided herein or in the Certificate of Incorporation shall be amended in any manner which would alter or change the powers, preferences, rights or privileges of the holders of Series A Preferred Stock so as to affect them adversely without the affirmative vote of the holders of at least 66-2/3% of the outstanding shares of Series A Preferred Stock, voting as a separate class; provided, however, that no such amendment approved by the holders of at least 66-2/3% of the outstanding shares of Series A Preferred Stock shall be deemed to apply to the powers, preferences, rights or privileges of any holder of shares of Series A Preferred Stock originally issued upon exercise of a Right after the time of such approval without the approval of such holder.

         IN WITNESS WHEREOF, the Corporation has caused this Certificate to be duly executed in its corporate name on this 7th day of September 1994.


                                                  APPLEBEE'S INTERNATIONAL, INC.

                                                  by: /s/ George D. Shadid
                                                  Name:   George D. Shadid
                                                  Title:  Executive Vice
                                                             President/CFO
Attest:

   /s/ Robert T. Steinkamp
Name:   Robert T. Steinkamp
Title:  Secretary

                                                    Filed with the Office of the
                                                  Secretary of State of Delaware
                                                   on June 13, 1995 at 3:30 p.m.

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                         APPLEBEE'S INTERNATIONAL, INC.

         Applebee's International, Inc., a corporation organized and existing under and by virtue of the General Corporation Law and State of Delaware DOES HEREBY CERTIFY:

         FIRST: That the Board of Directors of Applebee's International, Inc. (the "Corporation") adopted a resolution setting forth a proposed amendment to the Certificate of Incorporation of the Corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of the corporation for consideration thereof. The resolution setting forth the proposed amendment as follows:
         RESOLVED, that the Certificate of Incorporation be amended by adding a new Article 11 thereto, said new Article 11 to be and read in its entirety as follows:

                    "11.  Upon  the  effectiveness  of  this  amendment  to  the
                  Certificate of Incorporation pursuant to the Delaware General Corporation Law, the Board of Directors of the Corporation shall be divided into three classes, designated Class I, Class II and Class III, which at all times shall be as nearly equal in number as possible, as determined by the Board of Directors. The term of office of the initial Class I Directors shall expire at the Annual Meeting of Stockholders next succeeding the date on which this amendment to the Certificate of Incorporation becomes effective as provided above, the term of office of the initial Class II Directors shall expire at the Annual Meeting of Stockholders next succeeding the Annual Meeting at which the term of office of the initial Class I Director expires, and the term of office of the initial Class III Directors shall expire at the Annual Meeting of Stockholders next succeeding the Annual Meeting at which the term of office of the initial Class II Directors expires. The appointment of incumbent Directors to the Board of Directors Classes, I, II and III at the time of the effectiveness of this amendment to the Certificate of Incorporation pursuant to the Delaware General Corporation Law shall be by a resolution adopted by a majority of the Stockholders entitled to vote in an election of directors. At each Annual Meeting of
                  Stockholders following such initial classification and election, Directors elected to succeed those whose terms expire at the time of such meeting shall be elected to hold office until the third succeeding Annual Meting of Stockholders after their election. In the event of any increase in the number of Directors of the corporation, the additional Directors shall be classified so that all classes of Directors shall be increased equally as nearly as possible. Each Director shall hold office until his or her successor is elected and qualified, or until his or her earlier resignation or removal. Directors need not be Stockholders."

                  SECOND: That thereafter, pursuant to resolution of its Board of Directors, an annual meeting of the stockholders of the Corporation was duly called and held on May 26, 1995, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment to the Certificate of Incorporation of said Corporation as stated above in its entirety.

                  THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

                  FOURTH: That the capital of the Corporation shall not be reduced under or by reason of said amendment.

                  IN  WITNESS   WHEREOF,   the   Corporation   has  caused  this
certificate to be signed by Lloyd L. Hill, its President and Robert T. Steinkamp, its Secretary, this 12th day of June, 1995.

                                                  APPLEBEE'S INTERNATIONAL, INC.

                                                  By: /s/ Lloyd L. Hill
                                                      President
ATTEST:
  /s/  Robert T. Steinkamp
Secretary